Fees Summary	Mar. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,199,244,000
Previously Paid Amount	0
Total Fee Amount	183,604.26
Total Offset Amount	0
Net Fee	$ 183,604.26